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                                                                    EXHIBIT 23.1

                        CONSENT OF INDEPENDENT AUDITORS

The Board of Directors
Insight Enterprises, Inc.:

We consent to the use of our report dated January 29, 1998 incorporated herein by reference.


                                          KPMG Peat Marwick LLP


Phoenix, Arizona
December 15, 1998